Exhibit 10.52
CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

SERVICE LEVEL AGREEMENT

Between

SOUTH AFRICAN SOCIAL SECURITY AGENCY

And

CASH PAYMASTER SERVICES (PTY) LTD

Exhibit 10.52
CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

Exhibit 10.52
CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

1	PREAMBLE

Whereas a number of agreements (SLA’s) existed between the Agency and the following entities:

Cash Paymaster Services (North West) (Pty) Ltd;

Cash Paymaster Services (KZN) (Pty) Ltd;

Cash Paymaster Services (Northern Cape) (Pty) Ltd;

Cash Paymaster Services (Northern) (Pty) Ltd; and

Cash Paymaster Services (Eastern Cape) (Pty) Ltd.

1.1

Whereas the service level agreement (Interim Agreement) between the South African Social Security Agency and Cash Paymaster Services (Pty) Ltd (CPS) for the Cash Payment of Grants to Beneficiaries in the Service Location terminated on the 31st March 2010.

1.2

And whereas the Parties realised the need for continued Payment of Grants to Beneficiaries in the Service Location. In order to circumvent this situation, on 25 March 2010 the Parties extended the Interim Agreement for a further three (3) month period terminating on the 30th of June 2010.

1.3

And whereas there is a need for the continued Payment of Grants, the Parties have engaged in negotiations and agreed that CPS will be contracted on the terms and conditions set out herein for the Payment of Grants to the Beneficiaries in the Service Location, which contract is to take effect from the 1st July 2010.

	1.4	And whereas the Parties agree that for the purpose of this Agreement, the provincial demarcations shall not affect the Service Location in terms of this Agreement.

	1.5	Therefore the Parties wish to record their agreement in writing and agree as follows:-

Exhibit 10.52
CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

2	DEFINITIONS

Unless the context indicates otherwise, the words and expressions set out below shall bear the following meanings and cognate expressions shall bear corresponding meanings:

“Agreement” means the agreement as set out in this document together with any annexure hereto; “Contract” shall have a corresponding meaning;

“Alternative Identification” means the documents as prescribed by the SASSA in terms of Regulation 11.1 of the Social Assistance Act, 2004 (Act 13 of 2004);

“Approved Recipients” means Enrolled Recipients approved, by SASSA, for Payment;

“AFIS” means Automated Fingerprint Identification System;

“Beneficiary” means an eligible person who receives one or more Grants;

“Biometric Data” means information captured during the Enrolment process;

“Biometric Identification” means the identification of a person by using AFIS computer technology;

“Biometric Verification” means the verification of each Beneficiary by using computer technology to verify the relationship between a Beneficiary and his/her fingerprints already captured previously during Enrolment;

“Business Day” means Monday to Friday between the hours of 08:00 to 16:30, excluding Saturdays, Sundays or a day which from time to time is proclaimed a public holiday in the Republic of South Africa. “Business Days” shall have a corresponding meaning;

“Calendar Month” means a period from the first day of a month to the last day of a month;

Exhibit 10.52
CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

“Card” means a plastic chip card which contains the Contractor’s Payment application that facilitates online and offline Payment issued by the Contractor to a Beneficiary to be used for the purpose of receiving a Grant;

“Cash” means the dispensing of Grants to the Recipients through automated cash dispensing machines at designated Pay points, and payments by use of Card;

“Card Reader” means the electronic device linked to the Payment unit that verifies the Biometric information stored on the Card with the Biometric information of a particular Recipient;

“Contact Person” means the relevant person(s) appointed by the Contractor and SASSA from time to time, to oversee the execution of this Agreement and whose names will be disclosed to the other Party in writing;

“Confidential Information” means information defined as such in clause 22 of this Agreement;

“Contractor” means Cash Paymaster Services (Pty) Ltd a private company duly registered and incorporated in terms of the Company Laws of the Republic of South Africa bearing registration number 1971/007195/07;

“District” means a specific geographical area where Beneficiaries reside within a Service Location;

“Effective date” means the 1st July 2010, notwithstanding the date of signature;

“Enrolled Recipients” means Recipients Enrolled by the Contractor or who received Payments from the Contractor on Effective date;

“Enrol” means the capturing and registration of the Recipients fingerprints;

“Fees” means the amounts SASSA shall pay to the Contractor for the rendering of the Services in accordance with this Agreement;

Exhibit 10.52
CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

“Grants” means social grants as defined in the Social Assistance Act, 2004 (Act 13 of 2004);

“Help Desk Official” means the SASSA employees responsible for the provisioning of information and services regarding social grant payments to the Beneficiaries at the Pay points;

“Intellectual Property” means all intellectual property rights, whether or not registerable, including but not limited to copyright, patents, proprietary material, Confidential Information, trademarks, design, know-how, trade secrets, new proprietary and secret concepts, methods, techniques, processes, adaptations, ideas, technical specifications and testing methods;

“Invoice” means the original tax invoice reflecting the consideration (or the adjusted consideration (if any)) owing by SASSA to the Contractor and which conforms to the provisions of the Value Added Tax, Act1991 (Act89 of 1991);

“Maintenance” means cleaning of facilities by the Contractor at Pay points and ensuring that the facilities are left in the same condition as when payment commenced, including the fixing of any damages and breakages which occurred during the usage of the Pay point facilities provided the damages were caused by negligence of the Beneficiaries (save wilful acts), Contractor or its employees;

“Merchant Acquiring System” means the alternative payment solution whereby Approved Recipients can utilise their Cards to load Grants, spend and/or make cash withdrawals;

“Norms and Standards” means the norms and standards contained in the extract only of the document attached hereto marked “A”;

“Parties” means the Contractor and SASSA and “a Party” shall have a corresponding meaning;

“Participating Merchants” means merchant stores appointed by the Contractor that have installed the Merchant Acquiring System;

Exhibit 10.52
CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

“Payment” means the loading of a Grant due to a Beneficiary, as per SOCPEN instruction, and the disbursement thereof in the form of Cash. “Pay” used in the same context shall have a corresponding meaning;

“Payment Cycle” means the period in which Payments are allowed to be effected by the Contractor, as agreed between the Contractor and SASSA from time to time from one Payment File to another;

“Payment Date” means the Business day in any given Payment Cycle upon which Payment is to be made by the Contractor, as specified in the Payment Schedule;

“Payment File” means the electronic information as per the SOCPEN database provided to the Contractor by SASSA, which contains all the information needed to effect Payments to Approved Recipients;

“Payment Period” means the number of Business Days in which Payments are made in a specific month;

“Payment Team” means the Contractor’s employees responsible to effect Payment of Grants during the Payment Cycle;

“Pay points” means designated venues with basic facilities agreed upon between SASSA, and the Contractor from time to time, which are in compliance with the standards set out in annexure B;

“Payment Schedule” means the Payment times, dates and venues agreed upon between SASSA and Contractor;

“Prime Interest Rate” means the publicly quoted variable basic rate of interest rate per annum, compounded monthly on the capital amount in arrears; excluding interest compounded on the outstanding interest;

“Procurator” means a procurator as defined in the Social Assistance Act, 2004 (Act 13 of 2004);

Exhibit 10.52
CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

“Recipient” means a Beneficiary or Procurator that is entitled to receive one or more Grant/s;

“Regulations” means regulations in terms of the Social Assistance Act, 2004 (Act 9 of 2004);

“SASSA” means the South African Social Security Agency, being a Schedule 3A Public Entity established by the South African Social Security Agency Act 2004, (Act 9 of 2004), which is responsible for the management, administration and payment of Grants; and “Agency” shall have a corresponding meaning;

“Services” means the Cash Payment services the Contractor shall render to the Agency for the management and administration of the Payment of Grants to the Approved Recipients in terms of this Agreement;

“Service Location” means the five Provinces, being, part of the Eastern Cape, Kwa-Zulu Natal, Limpopo, Northern Cape and North West, “Regions” shall have a corresponding meaning;

“SOCPEN” means the National Government’s computerized Grant administration system;

“SOCPEN database” means all information captured by SASSA and stored on SOCPEN that relates to all Beneficiaries registered in the Service Location;

“VAT” means value added tax in terms of the Value Added Tax Act, 1991 (Act 89 of 1991) or any similar tax on the supply or sale of goods and/or services.

3	INTERPRETATIONS

3.1

Any reference in this Agreement to legislation or subordinate legislation is reference to such legislation or subordinate legislation at the date of signature hereof and as amended and/or re-enacted from time to time.

Exhibit 10.52
CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

3.2

Words importing: (a) the singular shall include the plural, and vice versa; (b) the masculine gender shall include the feminine and neuter genders, and vice versa; and (c) natural persons shall include legal persons, and vice versa.

3.3

In the event of ambiguity, the rule of construction that the contract shall be interpreted against the Party responsible for the drafting thereof, shall not apply in the interpretation of this Agreement.

3.4

Where any provision of this Agreement requires a Party to perform any act in writing, this requirement will only be satisfied if such performance is made in a written or paper based form. The provisions of the Electronic Communications and Transactions Act, 2002 (Act 25 of 2002) are expressly excluded from this Agreement.

3.5

Where any term is defined within the context of any particular clause in this Agreement, it shall bear the same meaning as ascribed to it for all purposes in terms of this Agreement, notwithstanding that the term has not been defined in the definition clause.

3.6	When any number of days is prescribed in this Agreement, same shall be reckoned exclusively of the first and inclusively of the last day.

4	CONTRACT DURATION

4.1	The Contract is valid for a period of nine (9) months effective from 1st July 2010 to 31st March 2011.

4.2	The rights and obligations of the Parties in terms of and pursuant to the provisions of this Agreement shall commence on the Effective date and shall remain in force until 31 March 2011.

5	THE SERVICES

	5.1	The Contractor shall render the following services in terms of and in accordance with the service levels contained in this Agreement:

Exhibit 10.52
CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

5.1.1	Enrolment of all Recipients in the Service Location;

5.1.2	Issuing of Cards to Recipients enrolled by the Contractor;

5.1.3	Payment to all Enrolled Recipients in the Service Location;

5.1.4	Reconciliation of paid and unpaid Grants in respect of Enrolled Recipients;

5.1.5	Reconcile Payment information on a daily basis and must at all times make reconciled Payment information electronically accessible to the Agency at no additional cost;

5.1.6	Upon request provide the Agency, with additional report analysis, at no additional cost, provided that the requests are reasonable; and

5.1.7	Disseminate information to Enrolled Recipients, via Payment receipts, as and when requested in accordance with this Agreement.

5.2	In performing the Services, the Contractor shall:

	5.2.1	Comply with the Agency’s approved management and administration of Payment procedures in terms of the Norms and Standards;

5.2.2

Assume responsibility, whether technical or otherwise, for the performance of the Services, which comply with professional standards employed by service providers performing work of a comparable nature;

	5.2.3	To endeavour to improve and enhance the quality of the Services during the course of this Agreement; in consultation with the Agency and within the terms of the Agreement;

	5.2.4	Continually seek alternatives to optimise secure, cost efficient and convenient means of Payment for the benefit of the Recipients with prior written approval from the Agency’s designated official;

Exhibit 10.52
CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

5.2.5	Perform the Services within normal working hours on Business Days as well as any additional hours as may reasonably be required by the Agency in consultation with duly designated official;

5.2.6	Liaise exclusively with and take instructions exclusively from the authorised representative/s of the Agency;

5.2.7	Under no circumstances have any authority whatsoever to contract in the name of, or to create any liability whatsoever in the name of, or on behalf of the Agency;

5.2.8

Perform the Services at the Pay points, provided that the Contractor may make use of additional Payment infrastructures at its disposal with prior written approval from the Agency’s designated official.

5.3

The Contractor shall facilitate the staggering of Payment Dates and the necessary system changes as required by the Agency in order to ease congestion at Pay points, in consultation with the Agency; It is however noted that the allocation of Recipients to Pay points lies solely with SASSA.

5.4	Every attempt should be made to ensure that no Recipient spends longer than two (2) hours waiting for Payment at the Pay point.

5.5	Security at the Pay point and cash in transit is the Contractor’s responsibility.

6	PRE- FUNDING METHOD

6.1

SASSA agrees to make available the monies required by the Contractor, which will be utilised for the rendering of the Services to the Approved Recipients (“pre-fund”). The Payments due to the Approved Recipients during any given Payment Date will be paid to the Contractor 48 (forty-eight) hours prior to commencement of the applicable Payment Date. This implies that the Agency will arrange to pre-fund the Contractor forty eight (48) hours before the actual Payment Date, and not two days or 48 hours before the entire Payment Cycle.

Exhibit 10.52
CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

6.2

The Contractor will advise the Agency within 5 (five) working days before the start of the next month’s Payment Cycle of the cash requirements for each Payment Date. However the cash requirement for the first five Payment Dates should be based on the actual Payments effected in the preceding Payment Cycle for those dates coupled with the increase in Payments effected between the preceding two months’ Payment Cycles for those first five Payment Dates.

6.3

One day after the provision of the SOCPEN Payment extraction, the Contractor shall provide the Agency with a second advance pre-funding for the remainder of the days of the Payment Cycle (which will be based on the actual Payments per Payment Dates).

6.4	Bank charges incurred on the Contractor’s bank account will be for the account of the Contractor.

7	FEES

	7.1	In consideration for the rendering of the Services, the Agency shall pay to the Contractor the Fees.

	7.2	The fees for the Services per Payment Cycle will be calculated in accordance with the following formula:-

Service fee = ([***] Recipients guaranteed by the Agency x R[***])

	7.3	The Parties agree and confirm [***], as being the guaranteed Grants Recipients baseline (‘‘the Baseline”) per Payment Cycle.

	7.4	It is agreed that any additional numbers in excess of the Baseline will be charged at a rate of R[***] per Recipient.

7.5

The Parties agree that the Contractor will issue a consolidated Invoice covering the Service Location, and the Invoice must also provide details indicating an increase or decrease of Recipients per Province;

Exhibit 10.52
CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

7.6

In the event that the Agency requires the Contractor to render additional services to the Agency, which do not form part of the Services, the Contractor may be requested to render such services in accordance with a negotiated service fee for such service;

7.7	Lost or replacement Cards will be issued by the Contractor and invoiced to SASSA at a rate of R[***] per replacement.

7.8	The Parties agree that all amounts payable in terms of this Agreement are VAT inclusive.

8	INVOICING AND PAYMENT

	8.1	SASSA shall effect payment not later than thirty (30) days after receipt of the Invoice and reconciled Payment report from the Contractor and payment shall be in accordance with the following:

		8.1.1	The Agency shall make all payments into the Contractor’s nominated bank account. The bank account details shall be communicated to the Agency in writing, from time to time;

8.1.2

Immediately upon the Agency making payment of the fees by way of bank transfer, the Agency’s liability towards the Contractor will be deemed to have been complied with, in respect of such payment made;

8.1.3

All original Invoices must be forwarded to the Agency’s address as stated in clause 32. The Contractor shall issue separate monthly Invoices, in respect of each Service Location, with detailed information for each Province, for the:

8.1.3.1

Fees for the total number of Recipients paid out as per the SOCPEN reconciliation report in the applicable Payment Cycle relative to the number of guaranteed Baseline Recipients in the Service Location;

			8.1.3.2	Enrolment fees for the total number of new Recipients enrolled, per province in that Payment Cycle; and

Exhibit 10.52
CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

8.1.3.3	Any other services rendered, as agreed between the Agency and the Contractor.

8.1.4

No payment of Fees will be effected before verification to the final SOCPEN reconciliation numbers has taken place. Verification of Invoices must be concluded within two (2) days of SOCPEN reconciliation. The Contractor may submit an Invoice after completion of every Payment Cycle.

8.1.5	For the period of this Contract, no price increases for Fees will be effected.

8.1.6	Should this Contract be extended, price increases will be negotiated separately at the time of the extension.

8.1.7	Fees paid later than the due date shall bear interest at the Prime Interest Rate, calculated from and including the due date,

8.1.8

The Contractor undertakes to refund the Agency any and/or all unpaid pre- funded amounts with interest earned thereon at least two (2) days after the end of the submission of the SOCPEN reconciliation file.

9	SOCIAL RESPONSIBILITY DEVELOPMENT FUND (SRDF)/ RDP

	9.1	The Parties agree that the Contractor will not be required to contribute to the Social Responsibility Funds/ RDP funds; and

	9.2	The Contractor must ensure that the accumulated funds as per annexure “C” are transferred to a SASSA nominated bank account within 30 days of signature of this Agreement.

10	ROLES AND RESPONSIBILITIES

	10.1	Agency: The Agency will be responsible for the following:

10.1.1	Make available the relevant and correct Payment File to the Contractor;

Exhibit 10.52
CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

10.1.2

Providing the Contractor with relevant Payment details of all Recipients within the time limits as per the SOCPEN cut-off schedule. The details required must be in terms of the agreed linkage specification format;

10.1.3	Correcting errors or inaccuracies which may occur on the electronic records supplied to the Contractor;

10.1.4	Training of its own staff;

10.1.5

Ensuring that all information supplied by it is unambiguous and in a form that can be utilised by the Contractor, and that it complies with the specifications for such information required by the Contractor from time to time;

10.1.6

The Agency shall publish or cause to be published all information relating to Payment Dates and Payment times per Pay point, and shall ensure that such information reaches all Recipients at least one month in advance;

10.1.7	The Agency must provide a minimum of 1 (one) official per the Contractor’s Payment Team who will serve as a Help Desk Official and who will handle all Payment related queries from Recipients;

10.2	Contractor: The Contractor shall be responsible for the following:

	10.2.1	Make available the relevant, correct and reconciled Payment data to the Agency;

10.2.2

The electronic transfer of information captured by the Contractor relating to the Enrolment of Beneficiaries and Procurators. Such information must be forwarded to the Agency within the time limits as per the SOCPEN cut-off schedule.

10.2.3

Within 2 days after submission of the SOCPEN reconciliation file, issue the Agency with a certificate, which certifies that the amounts pre-funded by the Agency for the Payments during the preceding Payment Cycle, has been either paid out to Recipients in full, alternatively refunded to the Agency.

Exhibit 10.52
CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

10.2.4	Provide the Agency with a written confirmation of Payments that have been stopped, within 24 hours.

10.2.5	Make available, upon request, information to the Auditor General and the Agency.

10.2.6	Training of its own staff.

10.2.7	Maintain and safeguard all Beneficiary data provided to it by the Agency.

10.2.8	The Maintenance of the Pay points

10.3	The Parties shall be jointly responsible for:

	10.3.1	The Contractor’s employees and security staff will be trained to treat the Beneficiaries and Procurators with dignity and humanity they deserve.

10.3.2

The implementation of a system which caters for “emergency” stop Payments must always be an instruction from the Agency to the Contractor in writing. SASSA undertakes to provide the Contractor with a written instruction at least 2(two) days prior to the “emergency” stop Payment being effected by the Contractor.

11	ENROLMENT

	11.1	The Contractor’s information communication technology system must cater for the Enrolment of all new Recipients allocated to the Contractor.

	11.2	The Contractor must enrol Recipients from a list of Recipients supplied by the Agency. In some instances this may be a computerised list supplied by an authorized SASSA official through a SOCPEN file.

	11.3	The Contractor shall use the Biometric Identification Technology on Enrolling Recipients.

	11.4	The Contractor must not use fingerprint or other data belonging to the Agency for any purpose, other than the execution of this Agreement.

Exhibit 10.52
CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

11.5	The Contractor shall ensure that Enrolment takes place at Pay points or at one-stop service points or the Agency’s service offices that have mutually been agreed to by both Parties.

11.6	The Contractor shall ensure that all the Enrolment workstations are at all times fully capacitated to capture all the relevant data, as per specification of SOCPEN as required by the Agency.

11.7

The Contractor and the Agency will reconcile the Payment Files received from SOCPEN after conclusion of the Payment Cycle. Differences raised by the Agency will be resolved before the commencement of the next Payment Cycle.

11.8

The Agency will be entitled to invoke penalties, as specified in clause 17, if and when Recipients are incorrectly enrolled and such action results in non-Payment of a Recipient or when compulsory data that should be available on request is not available or inaccessible, due to the fault of the Contractor.

11.9

All information and data relating to Recipient and Payments are the Agency’s property at all times and must be transferred (in a format and process mutually agreed by the Parties) to the Agency upon request by the Agency and/ or upon the expiry of the Agreement. This does not include proprietary information relating to the Contractors information technology system utilized in performing the Services.

11.10	The Fee for Enrolment, payable by the Agency to the Contractor, shall be R22.80 per Recipient Enrolled.

12	CARDS

	12.1	The Contractor will provide and issue an individual Card to every Recipient, once he/she is Enrolled on the system. This Card will contain the following information:

		12.1.1	Identity number or Alternative Identification number of the Recipient; and

		12.1.2	Biometric Data.

	12.2	The Contractor must provide the first Card, at Enrolment, free of charge.

Exhibit 10.52
CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

12.3	The Contractor shall replace Cards that are lost/ damaged within 72 (seventy two) hours after the Recipient has notified the Contractor.

12.4	The Card should be durable and able to withstand rigorous use. Cards should last Beneficiaries for a period of at least 5(five) years.

13	PAYMENT COMPLIANCE

	13.1	The Contractor shall ensure that Payments to Recipients are effected in the following manner:

		13.1.1	Payments will be effected during the Payment Cycle in accordance with relevant legislation and this Agreement;

13.1.2

The Contractor to ensure that the correct amount is dispensed and checked by the Recipient that no short payments are made, if any to be rectified immediately after complaint is lodged and verified before the Recipient;

13.1.3

Payments to Recipients shall take place on dates, days and at Pay points agreed to in advance between the Agency and the Contractor within the Payment Cycle. The Parties must agree on the above six months in advance. Adjustments due to unforeseen reasons can be agreed to by the Parties. Payment may be made through alternative Cash Payment infrastructure available to the Contractor, namely Participating Merchants;

		13.1.4	Payment at fixed Pay points must be available during Business Days and Payment Teams are not to leave the fixed Pay points earlier than an agreed upon time;

13.1.5

Payment by the Contractor must commence by 08h00 and be completed by no later than 16h30 unless circumstances require the Contractor to continue Payment beyond 16h30. In such circumstances the Contractor shall obtain the Agency’s prior approval;

Exhibit 10.52
CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

13.1.6

Where late Payment at a Pay point occurs, the Contractor and the Agency are to make arrangements to ensure that Recipients are able to return home. Arrangements following late Payments may include the provision of transport and refreshments for Recipients, at the wrongful Party’s cost;

13.1.7	The type of Biometric Verification agreed to between the Parties must be the only method used to verify Beneficiaries during Payment;

13.1.8	The Contractor must pay all Recipients which it is able to verify biometrically;

13.1.9

In addition to clause 13.1.8 above, the Contractor must, where false rejection of fingerprints occurs, pay the Recipient on the presentation and identification of a valid South African bar coded identity document or acceptable Alternative Identification subject to written approval and positive identification by the Agency’s Help Desk official. A copy of this approval is to be retained by the Contractor;

13.1.10	All Payment records, Payment data and Biometric Data shall remain the property of the Agency, and may not be altered or disposed of without prior approval of the Agency;

13.1.11

Pay points must be approved and coded by the Agency on SOCPEN. The Agency will allocate Beneficiaries to SOCPEN Pay points. The Agency must notify the Contractor of any amendments made on SOCPEN to Pay points, one calendar month in advance;

13.1.12	Payment must be effected at SASSA approved designated Pay points as well as at Participating Merchants;

13.1.13

In the event of the Contractor utilising an alternative Cash Payment infrastructure as envisaged in 13.1.3 above, the Agency shall be entitled to have sight of the contracts or any document regulating the relationship between the Contractor and the Participating Merchants for the rendering of alternative Cash Payment services;

Exhibit 10.52
CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

13.1.14

The Agency shall be entitled to have sight of the contracts between the Contractor and the Participating Merchants. When contracting with Participating Merchants, the Contractor must include a provision in the agreement that the Participating Merchant shall not force a Beneficiary to purchase merchandise in order to do cash withdrawal.

13.1.15	The equipment used for Payment must be accessible to Recipients with disabilities;

13.1.16	Ownership of the automated Payment equipment and systems remains with the Contractor;

13.1.17

Should a Recipient present himself/herself for Payment after his/her official Payment Date, such Recipient will be entitled to receive his/her grant at any available Pay point or Participating Merchants , within the Payment Cycle;

13.1.18	The Contractor must be able to pay the Beneficiary within his or her District subsequent to the official Payment Date having elapsed, but prior to the last day of the Payment Cycle;

13.1.19	The Contractor may not combine Pay points over District boundaries, unless both Parties have agreed to such action in writing;

13.1.20

The Contractor shall not override the Payment system or any Payment related instruction, except where it is confirmed that funds have been generated by SOCPEN for Payment to a Recipient and the Contractor System is unable to read the Card or positively identify a Recipient through Biometric Verification, in such event, arrangements may be made to ensure that the Recipients are paid by manual process;

13.1.21

In the case of a lost Card, the principle of “no Card no Payment”, will apply. However, if the replacement period of three (3) Business Days for reported lost Cards is not met, Payments must be effected by the Contractor, and the Contractor will bear all the risks with such Payment;

Exhibit 10.52
CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

13.1.22

The Contractor may only effect retrospective Payments exceeding R5 000. 00 (Five Thousand Rand) subject to written approval of the Regional contract manager of the Agency received at least two(2)days prior to the commencement of the Payment Cycle and subject to the applicable procedures.(Contractor to print exceptions report of all these Payments monthly);

13.1.23	The Contractor shall perform daily reconciliation of all Grant Payments, and transfer all the reconciliation information to the Agency on dates agreed upon between the Agency and the Contractor;

13.1.24

On a monthly basis, the Contract manager of the Contractor must provide the Agency with a list of Recipients paid manually, as well as the electronically rejected Recipients, and the name of the Agency’s authorising official.

13.2	System Generated Receipts

13.2.1	The Contactor shall ensure the following:

13.2.1.1

A system-generated receipt is given to each Recipient or Procurator as a proof of Payment received. The receipts will amongst other indicate the date and time of Payment; the Beneficiary’s identity number and name, the Grant type, the amount paid, the balance available, Payment station, date of next Payment or any other information as agreed to by the Parties.

13.2.1.2	Receipts to be printed in a language that is approved by the Agency;

13.2.1.3	Receipts are balanced daily with the benefits paid;

13.2.1.4	An electronic copy of all receipts is available to the Agency on request

Exhibit 10.52
CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

13.2.1.5	Any queries from a Recipient, which may occur in respect of Payments, are to be settled by the Contractor within ten (10) Business Days of receipt thereof; and

13.2.1.6	Queries shall be settled in a proficient manner.

13.3	Payment Availability

13.3.1

When a Payment Team is ready to leave any Pay point, consultation between the Agency’s official, the Pension Committee, and the Payment Team leader must take place in order to ensure that Recipients remain informed and every reasonable effort has been made to pay every Recipient.

13.4	Casual Illness

	13.4.1	Provision is to be made by the Contractor for the Payment to the Recipients, in accordance with the following procedure:

13.4.1.1

The Beneficiary will duly authorise a nominee (Procurator) to collect his Grant on his behalf. This authorisation is to be captured on the approved SASSA form, in the form of a letter, on which the thumb print of both the Beneficiary and the Procurator’s names and identity numbers are clearly displayed. The local district office is to approve the request, by stamping and signing the form.

13.4.1.2	The Procurator will present the approved form, together with the Beneficiary’s Card to the Contractor’s employee, at the Pay point

13.4.1.3

Only the Payment Team leader will have the authority to pay the Grant, which will be captured on the Beneficiary’s Card. The Contractor will retain the letter authorising the Payment to the Procurator, for record purposes.

Exhibit 10.52
CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

14	INFRASTRUCTURE, EQUIPMENT AND FACILITIES

14.1.1

The routes followed by Contractor’s Payment Team may vary from time to time, according to community needs, and resultant changes may only be effected after relevant agreements have been concluded between the Agency and the Contractor and in consultation with the community.

	14.1.2	The equipment used for Enrolment of Recipients and Payment of Grants shall in all instances be accessible to the frail and those Recipients with disabilities.

	14.1.3	Recipients must be paid using an automated cash dispenser

14.1.4

Alternate power supplies will be made available at Pay points, where no electricity is available, to operate the Contractor’s Payment system. In instances where electricity is available and there is a power failure during Payment, the Contractor will put contingency measures to ensure that Payment is effected.

	14.1.5	The Contractor will ensure that the Payment Teams will have adequate technical support.

	14.1.6	Should a fault occur with cash dispenser which results in a disruption of Payments, such fault must be rectified within two (2) hours with the least inconvenience to Recipients.

	14.1.7	If the fault cannot be rectified at the Pay point within two (2) hours, the affected equipment must be replaced with a suitable backup unit.

	14.1.8	Pay points will only be amalgamated, or new ones opened after agreement between SASSA and the Contractor.

14.1.9

The deployment of the Pay points per District will be clearly indicated on the mutually agreed Payment Schedules. Any changes to the scheduled deployment will first be cleared with the Agency and implemented only after proper communication to the Recipients that will be affected by such changes.

Exhibit 10.52
CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

14.1.10	Pay points will be located in community halls or other facilities as may be agreed between the Agency and the Contractor.

14.1.11	Pay points will be accessible to all frail and disabled Beneficiaries or Procurators.

14.1.12	No unauthorized individuals (hawkers/moneylenders/vendors) will be allowed on the premises of Pay points on Payment Dates.

14.1.13

The waiting period for a Recipient to be paid a Grant must not exceed two hours. The Contractor must, where appropriate, attempt to avoid overcrowding and any late payment/s. Any late payments must be reported to the Agency by the Contractor, together with the reasons thereof.

14.2	Technical Equipment

14.2.1

Apart from its duty to provide and supply all equipment, including industry standard hard and software necessary for Enrolment and the Payment of Grants, the Contractor will continue to be responsible to:

14.2.1.1	Maintain its equipment;

14.2.1.2	Upgrade equipment, including hard and software on a regular basis to ensure that it is the most suitable to run the system;

14.2.1.3	Provide and execute all back-up procedures;

14.2.1.4	Replace all lost or stolen equipment;

14.2.1.5

Provide local support in terms of technology, resources, money delivery and security in order to effect Payment as agreed to from time to time to address specific needs and requirements to operate the system.

Exhibit 10.52
CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

15	SECURITY

	15.1	The Contractor is responsible for the provision of security for cash in transit at Pay points, in accordance with this Agreement.

15.2

A security team for each Payment Team should consist of a minimum of four registered and armed security guards. Of these four, one must be at least a Grade C status while the remainder must be at least a Grade D status.

15.3

Each guard used must have successfully completed formal security training commensurate with specified training requirements as laid down by the Security Industry Regulatory Authority. In addition all guards used in this Agreement must be registered as security officers in terms of the appropriate security legislation.

	15.4	The Contractor must where necessary and at its own cost, source the required guards from a registered security service provider.

	15.5	Where a Pay point is fenced, the Contractor must ensure that non-Recipients and/or vendors are not allowed within the premises and not closer than twenty (20) metres away from the fence.

15.6

In situations where the Pay point is not fenced, the Contractor must ensure that non- Recipients and/or vendors are restricted to at least one hundred (100) metres radius away from the cash dispensing machines.

	15.7	The Contractor must ensure that the requirements in respect of restricted access to the Pay point by non Recipients and/or vendors as stated above are adhered to.

	15.8	The Contractor must provide the Agency with a security plan for a particular region upon request by the Agency, with permission from the designated Executive Manager, only.

	15.9	The Contractor shall endeavour to provide adequate safety and basic first aid for Recipients at Pay points.

Exhibit 10.52
CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

16	MANAGEMENT COMMITTEES

16.1

The Parties shall as soon as is practicable after the Effective date, constitute and convene a management committee (Management Committee”) which will be chaired by the Agency at both the regional and local Level. At head office level a national steering committee shall be constituted.

	16.2	The Management Committee shall meet monthly, and is charged with and shall have responsibility for liaison and mediation between the Parties regarding the matters contained in this Agreement;

	16.3	The Management Committee shall in good faith discuss all disputes arising between the Parties relative to the Services.

	16.4	There shall be no quorum of the Management Committee unless at least two representatives of the Contractor and of the Agency are preset

16.5

Decisions of the Management Committee shall where possible be taken on a consensus basis. Where consensus is not reached within 5 (five) days by the Management Committee, the matter will be referred in writing to the CEO’s of both Parties for resolution. If the CEO’s fail to resolve the matter, then the matter would be resolved in terms of clause 25 of this Agreement.

16.6

Save for the above, the Management Committee must regulate its affairs and procedures for the due and proper fulfilment of its functions and responsibilities, subject to the principle that it shall in all deliberations and decisions act in good faith and strive to find fair and equitable solutions to all disputes. Formal minutes will be taken by a representative of the Agency at each Management Committee meeting and will be distributed within 5 (five) days from date of the meeting to all members of the Management Committee.

	16.7	Members

16.7.1

The Management Committee shall comprise of six (6) permanent members, 50% (fifty percent) of whom shall be appointed by the Contractor and 50% (fifty percent) of whom shall be appointed by the Agency, or as agreed from time to time.

Exhibit 10.52
CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

16.7.2

The Management Committee shall be notified in writing by the Party concerned of any appointment or removal of a member of the Management Committee. Both Parties shall be entitled to appoint alternate members of the Management Committee on not less than 5 (five) days prior written notice to the Management Committee to that effect, which appointments shall remain effective until written notice to the contrary is given to the Management Committee.

16.7.3

If a quorum is not present at a Management Committee meeting, the Chairperson of the meeting shall postpone the meeting for a period of 4 (four) Business Days and notice of such postponed meeting, including the date, time and place of same shall be sent by the Agency to all members of the Management Committee.

17	COMMUNICATION

	17.1	Communication to the community in respect of the Contractor’s services will be joint responsibility of the Contractor and the Agency.

	17.2	The Contractor accepts however, the responsibility of developing the overall communication plan whereby the Community will be informed of:

		17.2.1	The changes in respect of the Payment delivery system;

		17.2.2	The Enrolment process, dates and venues;

		17.2.3	The Payment Schedule and venues;

		17.2.4	All communication with the beneficiaries will take place with the approval, and where possible the participation of the Agency;

Exhibit 10.52
CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

17.2.5	The most appropriate media and channels will be selected to communicate with the Beneficiaries, depending on the type and content of the messages to be communicated;

17.3	Communication to the media:

	17.3.1	The joint responsibility of the Agency and the Contractor where it relates the services provided by the Contractor;

	17.3.2	The sole responsibility of the Agency where it relates to the procedures of the Agency; and

	17.3.3	The sole responsibility of the Contractor where it relate to the systems and technology of the Contractor.

17.	PENALTIES

	17.1	A Notwithstanding the provisions of clauses 25 and 26, the following specific penalties shall apply for the non performance as listed hereunder.

TABLE OF PENALTIES

Introduction

The paramount requirement is the provision of an efficient and smooth Payment process for Payment of social assistance benefits to Beneficiaries. Penalties are intended to advance corrective action by the Contractor/s.

The penalty is calculated as the extent of the default, expressed as a percentage on a scale of 0-100, regarding either the number of Beneficiaries affected or the number of pay points affected by the transgression / non-compliance as set out in the Penalty Table.

The penalty levied will be calculated as a percentage of the total affected applicable fee in a month. The maximum penalty in any one-month shall not exceed 100% of the total affected fee.

Exhibit 10.52
CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

The formula will be used to determine the percentage of the penalty per transgression and not to determine the category of the transgression.

Standard method of measure, unless otherwise specified -

(a)	No. of affected Recipients at Pay Points
% of Recipients affected =		x 100
Total no. of Recipients at affected Pay points

(b)
% of Pay-points affected =	No. of affected Pay points	x 100

(Infrastructure/Facilities)	Total no. of Pay points

         The potential defaults are specified in the following Categories Table

Rate Category applicable for % of Affected Recipients		Rate Category applicable for % of Affected Pay points
Rate A:	Where the percentage is greater than 70% and less than or equal to100%, the rate applied per Recipient affected is R[***] (or 100% of the maximum service Fee levied).	Rate A:	Where the percentage is greater than 5% and less than or equal to 100%, the rate applied for the total number of Recipients at the affected pay points is R[***] (or 50%) per Recipient.
Rate B:	Where the percentage is greater than 15% and less than or equal to 70%, the rate applied per Recipient affected is R[***] (or 74% of the maximum service Fee levied).	Rate B:	Where the percentage is greater than 1% and less than or equal to 5%, the rate applied for the total number of Recipients at the affected pay points is R[***] (or 30%) per Recipient.
Rate C:	Where the percentage is greater than 0% and less than or equal to 15%, the rate applied per Recipient affected is R[***] (or 25% of the maximum service Fee levied).	Rate C:	Where the percentage is greater than 0% and less than or equal to 1, the rate applied for the total number of Recipients at the affected pay points is R[***] (or 20%) per Recipient.

Exhibit 10.52
CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

Category A:

(i) Those items and issues in respect of which failure to deliver properly are viewed as a serious transgression and will give rise to an immediate penalty as specified in the Penalties Schedule below; or

(ii) where the calculated percentages for either the % of affected Recipients or the % of affected Pay points falls within the applicable ranges as highlighted in the table above.

Category B:	(i) Immediate, however, the severity of the penalty is less than in Category A as specified in the Penalties Schedule below; or

(ii) where the calculated percentages for either the % of affected Recipients or the % of affected Pay points falls within the applicable ranges as highlighted in the table above.

Category C:	(i) Ad hoc non-compliance by Contractor/s where failure to comply after written notice, or repetition of default, as reflected in the Penalties Schedule below; or

(ii) where the calculated percentages for either the % of affected Recipients or the % of affected Pay points falls within the applicable ranges as highlighted in the table above.

Exhibit 10.52
CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

TRANSGRESSIONS SCHEDULE

Key Performance Area	Key Performance Indicators and Requirement	Method of Measurement	Application of Penalty
Enrolment of beneficiaries	Enrolment of new Beneficiaries or their nominated Procurators	Non Enrolment of paid Beneficiary/(ies), provided that the Beneficiary presented him/herself at the registered pay point on the applicable day.	% of the Enrolment fee based on number of recipients not enrolled but paid for the month relative to the total number that should have been Enrolled and paid. Base: % of affected Recipients
Payment	Payment of all Enrolled Recipients	Failure to pay Enrolled Recipients	% of the service fees for the affected recipients as stipulated in the Table of Categories above. Base: % of affected Recipients
	Disseminate Payment Dates on the Payment receipts	Failure to disseminate Payment Dates on the Payment slips/receipts to recipients on time which results in non payment of Recipients	1% of the service fees for the affected Recipients

Exhibit 10.52
CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

	Perform the Services within normal working hours on Business Days as well as any additional hours as may reasonably be required by the Agency or at the request of the Contractor and with the approval of the Agency;	Non adherence to the agreed Payment times.	Provision of transport and refreshments for Recipients, where the Contractor is the wrongful Party
	No interruption in Payment per Pay point for longer than three (3) hours due to equipment failure.	Non adherence to the prescribed specifications of 250 Beneficiaries per Pay point.	2.5% of the service fees for the affected Recipients
Security	Provision of security in line with the specified numbers or as agreed; grading and training specifications	Failure to provide identifiable and prescribed number of security personnel	% of the service fees for the affected Pay points
Pay point facilities
	No interruption in Payment of a beneficiary for longer than(3) three hours due to equipment failure	Non adherence to prescribed specifications	% of the service fees for the affected recipients as stipulated in the Table of Categories above. Base: % of affected Recipients

Exhibit 10.52
CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

Pay point Management	No hawkers / money lenders and other vendors within the 20 meter radius of the Pay point, where possible	Non adherence to the prescribed specifications, where applicable	% of the service fees for the affected pay points as stipulated in the Table of Categories above. Base: % of affected Pay points

17.1 B

In the event of a breach same shall be referred for consideration to the Management Committee. If consensus cannot be reached that a breach has indeed occurred, within 7 days of such referral, then and in such event the dispute will be determined in terms of clause 16.5 of the Agreement. The Agency shall not apply the penalty without going through the aforementioned process.

	17.1 C	The penalty provision relating to late payment (outside two hours) shall not apply if more Beneficiaries than reflected on the Payment File arrive at a Pay point.

	17.1 D	The Contractor may commence Payment at the time stipulated in the Agreement if the Help Desk official does not arrive on time.

17.2	Non-performance by the Agency

	17.2.1	Payment of Fees

Exhibit 10.52
CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

(i)	Non-performance: Failing to effect Payment of Fees on due date after the Contractor has submitted the Invoices and necessary information on time.

(ii)

Penalty for non-performance: The Contractor will recover from the Agency any cost incurred (if any) by the Contractor due to the non transfer of funds after the lapse of the agreed period (30 days) plus interest at the current prime rate as defined, if there is no dispute on the Invoice from the Agency.

17.2.2	Pre-funding of Grants

(i)	Non-performance: Failing to effect the payment of Grant monies (pre- funding) 2 (two) working days before the Payment Date.

(ii)

Penalty of non-performance: The Contractor may recover from the Agency, the cost incurred (if any) by the Contractor due to the non transfer of the pre-funding monies for Grants within two working days, which amount shall be recovered by offsetting the cost against the interest benefits accrued on monies paid in advance.

18	WARRANTIES AND UNDERTAKINGS

	18.1	The Contractor warrants that it has the requisite skills, expertise and systems to perform the Services.

18.2

The Agency acknowledges that the warranty and the performance of the services by the Contractor can only be relied upon insofar as the Agency timeously supplies the Contractor with correct and complete information and complies with its obligations in terms of this Agreement.

18.3

The Agency warrants that the necessary concurrence consent and authorisation has been obtained in terms of Section 4.2 (a) of the South African Social Security Agency Act, 2004 (Act No. 9 of 2004) and any other applicable legislation.

Exhibit 10.52
CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

19	LIMITATION OF LIABILITIES

	19.1	The Contractor shall not be liable to SASSA and/or the Recipient for any:

		19.1.1	Loss, damage or cost incurred by SASSA and/or a Recipient , in respect of the Services unless such loss, damage or cost is caused by the negligence or misconduct of the Contractor;

19.1.2

Loss occasioned by any failure on the part of SASSA to fulfil any of its obligations under this Agreement, including incorrect or incomplete information supplied and/or the late submission of information supplied by SASSA;

19.1.3

The Agency shall not institute a claim against the Contractor for damages, losses or otherwise suffered as a result of Payment made based on incorrect information supplied by the Agency to the Contractor unless, of course the Agency notifies the Contractor in writing no less than 2 (two) Business Days prior to the Payment date of such error and/or inaccuracy in the data.

20	INTELLECTUAL PROPERTY RIGHTS

20.1

All Intellectual Property of either Party, which is used for the rendering of the Services, shall remain the sole property of the Party and/or the Party’s suppliers, where applicable. No Party shall have right of ownership or entitlement to the other Party’s Intellectual Property.

	20.2	Notwithstanding the provisions of clause 21.1, all Beneficiary information kept and held by the Contractor for the purpose of rendering the Services, shall remain the sole property of the Agency.

20.3

The Contractor is responsible for all expenses and other liabilities in regard to Intellectual Property rights in respect of Services rendered by it to SASSA and the Contractor indemnifies SASSA against any claims that may arise from the infringement of such rights, by the Contractor.

Exhibit 10.52
CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

20.4

SASSA shall give the Contractor prompt written notice of all claims, actions, proceedings or suits alleging infringement or violation and the Contractor shall have the authority to assume and control the defence thereof, including appeals, and to settle same. SASSA shall furnish the Contractor with all reasonable assistance, furnish all reasonable information available to SASSA and SASSA shall co-operate in every reasonable way to facilitate the defence and / or settlement of any such claim, action, proceeding or suite. However, the Contractor will reimburse SASSA for all reasonable expenses so incurredlf SASSA’s use shall be enjoined or, in the opinion of the Contractor is likely to be enjoined, the Contractor will, at its expense and its option, either-

	20.4.1	replace the affected Service or other item furnished pursuant to this Agreement with a suitable substitute, free of any infringement or violation;

	20.4.2	modify it so that it will be free of the infringement or violation; or

	20.4.3	procure a licence for SASSA or other right to use it.

20.5

If none of the foregoing options are practical, the Contractor will remove the enjoined Service or other item and refund to SASSA any amounts paid to the Contractor, without prejudice to any rights SASSA may have.

21	THE PROPERTY IN POSSESSION OF THE PARTIES

21.1

Any Intellectual property and/or other property furnished by the one Party (bona fides Party) to the other Party remains the property of the bona fides Party and will be available for inspection by that Party’s representatives, at any time. On termination of this Agreement, all property in possession of the other Party’s representative will be returned to the bona fides Party forthwith, at the other Party’s expense.

	21.2	Parties will be responsible at all times for any loss of or damage to the other Parties’ property in its possession.

Exhibit 10.52
CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

22	CONFIDENTIALITY

22.1

For the purposes of the Agreement, Confidential Information means: any and all information, including but not limited to, technical, financial product and commercial information disclosed in writing or otherwise by the Party that discloses its Confidential Information to the other Party in terms of this Agreement (“Disclosing Party”) to the Party to which Confidential Information is disclosed in terms of this Agreement (“Receiving Party”), whether disclosed in view of the purpose before or after the date of the Agreement and shall be deemed to include all documents and other material (including samples, models and computer software) containing or embodying or based on the Confidential Information (or part thereof) together with all notes, summaries and other material derived there from and all copies or reproductions of the foregoing.

	22.2	Information is not Confidential if:

		22.2.1	it is generally available to the public, or which will become generally available to the public other than by breach by the Receiving Party of its obligations hereunder;

22.2.2

it is already known to the Receiving Party before it had been or will be disclosed by the Disclosing Party, provided that such information may not reasonably be considered by the Receiving Party as confidential;

22.2.3

the Receiving Party has received or will receive on a non-confidential basis from any Party (including any third party) which is not in breach of an obligation of confidentiality towards the Disclosing Party or any Party (including any third party), provided that such information may not reasonably be considered by the Receiving Party as confidential;

	22.3	Either Party shall:

		22.3.1	hold the other Party’s Confidential Information in the strictest confidence;

Exhibit 10.52
CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

22.3.2

not make use thereof other than for the performance of its obligations under the Agreement; and only release such Confidential Information on a “need to know” basis subject thereto that the persons to whom such Confidential Information is released shall undertake to be bound by the confidentiality obligations contained herein.

22.4

Neither Party shall be entitled to use the name of the other Party in publicity releases or advertising or for other promotional purposes, without procuring the prior written approval of the Party concerned.

22.5	The Parties’ obligation in terms of this clause will survive the termination of this Agreement including the termination thereof by the effluxion of time.

22.6

In the case of a release, announcement or document which is required to be given, made or published by law or under the rules of the JSE Securities Exchange South Africa or any other relevant stock exchange, the Party liable so to give, make or publish the same shall give to the other Party as much advance warning thereof as is reasonable in the circumstances together with drafts or a copy thereof as soon as it is at liberty to do so.

23	FORCE MAJEURE

	23.1	Force Majeure occurs when the Party is unable to perform his obligation due to any circumstances beyond its control.

23.2

Therefore, If either Party is prevented or restricted directly or indirectly from carrying out all or any of its obligations under this Agreement including but not limited to by reason of strike, war, act of God, embargo, legislation, or any other cause or contingency beyond the control of that Party (“Force Majeure”), the Party so affected shall be relieved of its obligations hereunder during the period that such event and its consequences continue but only to the extent so prevented and shall not be liable for any delay or failure in the performance of any obligations hereunder or loss or damages either general, special or consequential which the other Party may suffer due to or resulting from such delay or failure, provided that written notice shall forthwith be given of any such inability to perform by the affected Party.

Exhibit 10.52
CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

23.3

Any Party invoking Force Majeure shall upon termination of such event giving rise thereto forthwith give written notice thereof to the other Party. Should such Force Majeure continue for a period of more than 30 (thirty) days then either Party shall be entitled forthwith to cancel this Agreement in respect of any obligations still to be performed hereunder.

24	BREACH AND TERMINATION

	24.1	An event of breach shall be deemed to have occurred if:

24.1.1

any Party breaches any of its obligations in terms of this Agreement and fails to remedy the breach within 7 (seven) working days after receipt of a written notice from the other Party requiring remedy thereof, if such breach is capable of being remedied;

24.1.2

any Party ceases or is unable for any reason whatsoever to conduct its business in a ordinary or regular manner, and fails to take reasonable steps to remedy such situation within 30 (thirty) days after having been called upon in writing to so by other Party;

		24.1.3	any covenant or warranty made by any Party that goes to the root of this Agreement is found to be untrue or incorrect in any material respect;

24.1.4

an event of breach shall not be deemed to have occurred if the equipment fails temporally. However, in this case arrangements must be made to continue with the required service with minimum disruption to the Recipients;

		24.1.5	should a breach of this Agreement, which goes to the root of this Agreement, occur, which is not corrected within the specified time frame, the Party which is not in breach shall be entitled to:

Exhibit 10.52
CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

24.1.6	call upon the defaulting Party to perform its obligations in terms of the Agreement or

24.1.7	cancel this Agreement.

24.2	Termination will become effective after notice has been given in writing to the defaulting Party.

25	DISPUTE RESOLUTION

25.1

The Parties acknowledge that disputes may arise between them during the course of this Agreement. In all instances, it is expressly agreed between the Parties that in the event of an impending dispute, resolution is to be attempted as far as is reasonably possible to keep arbitration and legal costs to a minimum. If any dispute or difference of any kind whatsoever arises between the Parties in connection with or arising out of this Agreement, the Parties shall make every effort to resolve amicably such dispute or difference by mutual consultation.

25.2

If, after 30 (thirty) days, the Parties have failed to resolve their dispute or difference by such mutual consultation, then either Party may give notice to the other Party of its intention to commence with mediation. No mediation shall commence without giving the other Party such notice.

25.3

The Parties shall, by agreement, appoint a third party to act as a mediator to mediate in the resolution of the dispute. If the Parties are not able to agree on the mediator within 5 (five) Business Days from the date on which a Party demanded mediation in writing, the mediator shall be selected by the Secretariat for the time being of the Arbitration Foundation of Southern Africa (“AFSA”), or any successor body thereto.

	25.4	Mediation proceedings will be conducted in accordance with the mediation rules of procedure set by AFSA or as directed by the mediator.

25.5

If the mediation fails to resolve the dispute within 5 (five) Business Days after the appointment of the mediator, then either Party shall give notice to the other Party of its intention to commence with arbitration. No arbitration shall commence without giving the other Party such notice. The referral and conduct of the dispute to arbitration shall be in accordance with the provisions of the Arbitration Act, 1965 (Act 42 of 1965).

Exhibit 10.52
CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

25.6

The Parties shall have the right to appeal to a tribunal consisting of three arbitrators agreed to by the Parties or failing agreement appointed in terms of the Arbitration Act, in which event the tribunal’s determination shall be final and binding.

25.7

Notwithstanding any reference to mediation, arbitration and/or court proceedings herein, the Parties shall continue to perform their respective obligations under this Agreement unless they otherwise agree in writing. Nothing herein contained shall be construed so as to prohibit either Party from approaching the High Court for urgent relief to ensure compliance with the terms of this Agreement pending the outcome of any arbitration (if applicable).

25.8	The Parties agree that the arbitration shall be held in Pretoria.

26	APPLICABLE LAW

This Agreement shall be governed exclusively in all respects by and shall be interpreted in accordance with the laws of the Republic of South Africa.

27	ASSIGNMENT AND CESSION

27.1

Neither of the Parties shall without the consent of the other, which consent must not be unreasonably withheld, cede, assign, transfer, charge or in any manner make over this Agreement or any of its rights or obligations hereunder or any part thereof to any other person, firm, company, corporation, association or any other entity whatsoever.

28	SEVERABILITY

28.1

If any clause or term of this Agreement should be invalid, unenforceable or illegal, then the remaining terms and provisions of this Agreement shall be deemed to be severable there from, and shall continue in full force and effect unless such invalidity, unenforceability or illegality goes to the root of this Agreement.

Exhibit 10.52
CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

29	WAIVER

29.1

The waiver (whether expressed or implied) by a Party of any breach of the terms or conditions of this Agreement by the other Party shall not prejudice any remedy of the waiving Party in respect of any continuing or other breach of the terms and conditions hereof.

29.2

No failure, delay, relaxation or indulgence on the part of either Party in exercising any power or right conferred on such Party in terms of this Agreement shall operate as a waiver of such power or right nor shall any single or partial exercise of any such power or right preclude any other for further exercises thereof or the exercise of any other power or right under this Agreement.

29.3

The expiry or termination of this Agreement shall not prejudice the rights of either Party in respect of any antecedent breach or non-performance by the other Party of any of the terms or conditions hereof.

30	MODIFICATION

30.1

No amendment, variation or consensual cancellation of this Agreement or waiver or relaxation or suspension of or agreement not to enforce or to suspend or postpone the enforcement of any of the provisions or terms of this Agreement shall be binding unless recorded in a written document signed by the duly authorized representatives of the Parties.

30.2

For the purpose of 31.1 above, the Parties acknowledge that the duly authorised representative of the Agency shall at all times produce a written directive by the Minister of Social Development to effect any modifications.

Exhibit 10.52
CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

31	NOTICES AND DOMICILIUM

31.1

The Parties choose as their domicilium citandi et executandi (address for purpose of legal proceedings) their respective addresses set out in clause 32.2 below, at which addresses all processes and notices arising out of or in connection with this agreement, its breach or termination may validly be served upon or delivered to the Parties.

	31.2	For the purpose of this Agreement the Parties’ domicilium citandi et executandi is-

SASSA:

SASSA House

501 Prodinsa Building

PRETORIA

Attention:         The Chief Executive Officer (CEO)

CONTRACTOR:

Cash Paymaster Services (Pty) Ltd

4th Floor North Wing

President Place

ROSEBANK

Attention:         Dr. S. Belamant

or at such other physical address, not being a post office box or poste restante, of which the Party concerned may notify the other in writing.

31.3	Any notice given in terms of this Agreement shall be in writing and shall -

Exhibit 10.52
CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

31.3.1	if delivered by hand be deemed to have been duly received by the addressee on the date of delivery;

31.3.2	if posted by prepaid registered post be deemed to have been received by the addressee on the 8th (eighth) business day following the date of such posting;

31.3.3	if transmitted by facsimile be deemed to have been received by the addressee 1 (one) business day after despatch;

31.4

Notwithstanding anything to the contrary contained in this Agreement, a written notice or communication actually received by a Party at its chosen address set out above shall be an adequate written notice of communication to such Party.

32	PHASE IN AND PHASE OUT

	32.1	Phase In refers to the phasing in of the newly appointed contractor, and Phase Out refers to the phasing out of the Contractor.

	32.2	The Contractor must co-operate with its successor to ensure the smooth transition of Services.

	32.3	The Parties agree that prior to the expiry date a reasonable phasing-in/ phasing-out period will be negotiated with the current service provider and the successor.

	32.4	The Agency will, prior to the Phase In and Phase Out process, inform the Contractor of the specific date upon which the Phase In and Phase Out process must be initiated as well as the details thereof.

33	ENTIRE AGREEMENT

This Agreement and the incorporated documents represent the entire Agreement between the Contractor and the Agency.

SIGNED AT Rosebank ON THE 24th DAY OF August 2010

Exhibit 10.52
CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

WITNESSES

/s/ Serge C.P. Belamant	1 ___________________________________

For and on behalf of the CPS and duly authorized.	2 ___________________________________

SIGNED AT Pretoria ON THE 24th DAY OF August 2010

WITNESSES

/s/ Coceko Pakade	1 ___________________________________

For and on behalf of the SASSA and duly authorized.	2 ___________________________________